UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2023

Dune Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39819	85-1617911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 S. Rosemary Avenue, Suite 204 West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

(917) 742-1904

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	DUNEU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DUNE	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DUNEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2023, the board of directors (the “Board”) of Dune Acquisition Corporation (the “Company”) appointed Cecil White III to the Board. Mr. White has been appointed to the Audit and Compensation Committees of the Board. There is no arrangement or understanding between Mr. White and any other person pursuant to which Mr. White was elected as a director. At this time, the Company is not aware of any transactions with Mr. White that would require disclosure under Item 404(a) of Regulation S-K.

Mr. White, 29, is an Agent at William Morris Endeavor (WME) focused on business development for talent and properties. At WME, Mr. White has steered over 150 brand endorsements, equity-based partnerships, and sponsorships with some of the world’s fastest-growing companies, such as Tonal, Away Luggage, Talkspace, BodyArmor, Zeel, Asutra, HyperIce, Adidas, Jordan Brand, Gatorade, Beats by Dre, Lemon Perfect, Mercedes Benz, and others.

In 2020, he co-founded The InvescoQQQ Legacy Classic, a new property headlined by a nationally-televised collegiate basketball showcase focused on spotlighting HBCU life & culture; the event is co-owned by Endeavor, Michael B. Jordan, Harris Blitzer Sports & Entertainment, and Horizon Media.

Mr. White began his career as an Investment Banker at Barclays (NYSE: BCS) covering the consumer retail and healthcare industries. He was an Echols Scholar at the University of Virginia, where he received his Bachelor of Science in Commerce with concentrations in Finance, Management, and Business Analytics and a minor in African American studies. Cecil was listed on Forbes 30 Under 30 (2020) and Sports Business Journal’s New Voices Under 30 (2020).

A copy of the press release announcing the appointment of Mr. White is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated February 7, 2023

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNE ACQUISITION CORPORATION

Date: February 7, 2023	By:	/s/ Carter Glatt
	Name:	Carter Glatt
	Title:	Chief Executive Officer

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